Other Financial Assets	12 Months Ended
Dec. 31, 2023
Other Financial Assets
Other Financial Assets

18.Other Financial Assets

Other financials assets are as follows:

In € thousand	12/31/2023	12/31/2022
Security deposits	3,350	3,386
Investment in equity instrument	4,641	—
Total non-current financial assets	7,991	3,386
Fixed-term deposits	111,498	19,987
Security deposits	118	2,594
Total current other financial assets	111,616	22,581
Total other financial assets	119,607	25,967

Security deposits include €3,157 thousand (December 31, 2022: €2,941 thousand) pledged as collateral for facility leases, and nil (December 31, 2022: €2,530 thousand) for deposits to suppliers. The security deposits for facility leases are expected to be returned to the Group at the cessation of the lease contracts, provided that the Group have fulfilled all contractual obligations under the lease.

In 2023, the Group invested in an equity instrument with an initial fair value of €5,159 thousand. During the year ended December 31, 2023, the group recognized a fair value loss of €518 thousand. For further information see note 29.

As of December 31, 2023, the Group has invested in fixed-term deposits amounting to €110,000 thousand with a term of 3-7 months. The group recognized accrued interest income of €1,559 thousand and an expected credit loss of €61 thousand. The deposits were not redeemable before maturity.

As of December 31, 2022, the Group had invested in a fixed-term deposit amounting to €20,000 thousand with a term of 4 months. The group recognized accrued interest income of €17 thousand and an expected credit loss of €30 thousand. The deposits were not redeemable before maturity.